UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: International Equity Fund
(Institutional Class and Class L)
Annual Report
April 30, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective June 25, 2018, the inception date of the Fund, Great-West Funds, Inc. and Great-West Capital Management, LLC retained Franklin Templeton Institutional, LLC (“Franklin Templeton”), Irish Life Investment Managers Limited (“ILIM”), and LSV Asset Management (“LSV”) as sub-advisers to the Fund.
For the twelve-month period ended April 30, 2020, the Fund (Institutional Class shares) returned -12.88% relative to a -11.34% return for the MSCI EAFE Index, the Fund’s benchmark index.
Franklin Templeton Commentary
Global developed and emerging market equities declined during the twelve months under review. Stocks generally rose during the period’s first eight months, but fell sharply in the first quarter of 2020 as countries worldwide imposed lockdowns and stay-at-home measures in an effort to slow the spread of the novel coronavirus (“COVID-19”). Concerns about global supply chain disruptions, business restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. Many central banks cut interest rates to support faltering economies, with the U.S. Federal Reserve (“Fed”) lowering the federal fund target rate to a range of 0.00%-0.25%. Global markets rallied in April, however, as investors reacted positively to signs that the spread of COVID-19 was slowing and government plans to ease restrictions.
Contributors to relative performance included an overweight and stock selection in the information technology (“IT”) sector, stock selection in the consumer discretionary sector, and stock selection and an underweight in the financials sector.
In IT, Canada-based Shopify contributed to relative performance as growth trends remained strong. The company, which provides e-commerce solutions and software to retailers, also announced plans during the year to offer fulfillment services to its online retail customers. U.K.-based cybersecurity firm Sophos Group also bolstered relative performance after receiving a takeover offer from a private-equity firm.
In consumer discretionary, TAL Education Group, a China-based tutoring services provider, supported relative results. Despite the negative impact the COVID-19 outbreak had on the company's in-person classes, its online tutoring business is likely to benefit from people spending more time indoors, and TAL could take market share from smaller tutoring operations forced to close during the crisis.
In financials, there were no individual holdings among the top-10 relative contributors.
Elsewhere, relative contributors included CSL, an Australia-based blood products and vaccine manufacturer, and Hikma Pharmaceutical, a U.K.-listed generic drug maker. Both companies benefited from investors seeking out stable growth companies in a more uncertain economic environment.
In contrast, stock selection and an underweight in the consumer staples sector and stock selection in the health care sector detracted from relative results. A lack of exposure to the utilities sector also hurt relative results.
In consumer staples, U.K.-based beverage mixer maker Fevertree Drinks curbed relative performance. The company was hurt by continued concerns about a slowdown in the U.K. market and the company's struggles to gain greater traction in the U.S. market.

In health care, U.K.-based medical device maker LivaNova weighed on relative performance. The company struggled following a warning about short-term weakness in its neuromodulation business early in 2019, related to competitive pressures, salesforce turnover and waning benefits from a new product launch in cardiac surgery equipment. We believe the company’s strong market position in both cardiac surgery and neurostimulation products should support longer-term growth.
In industrials, relative detractors included Canada-based flight simulation equipment maker CAE and Germany-based aircraft engine manufacturer MTU Aero Engines. Both companies were hit by concerns about the drop-off in air traffic following the COVID-19 outbreak. The companies do have exposure to the defense sector, and may see some stability in that part of their businesses while civilian air travel declines over the coming months.
Elsewhere, U.K.-based alternative asset manager Intermediate Capital Group detracted from relative performance amid concerns about potential outflows due to increased market volatility and economic uncertainty. Longer term, we believe that with rates back to near zero globally, institutional investors will continue to seek out alternative assets to boost their overall returns.
During the period, the U.S. dollar rose in value against most foreign currencies, which hurt the Franklin Templeton sub-advised portion of the Fund’s performance because investments in securities with non-U.S. currency lost value as the U.S. dollar rose.
ILIM Commentary
Global equities generated negative returns over the year to the end of April with significant volatility evident during the period. International equities were negatively impacted by the ongoing U.S./China trade war during the summer months although rebounded in the fourth quarter as a trade deal was ultimately agreed which reduced headwinds to global growth. Following a positive start to 2020 on further signs of an improvement in growth, equities fell sharply from mid-February with the sudden onset of recession due to restrictions introduced to contain the spread of COVID-19. Equities recovered from the March lows on the back of unprecedented levels of global fiscal and monetary stimulus to support economies, although still ended down for the year to the end of April.
Pacific Basin (ex-Japan) stocks fell -16.04%. The region was initially impacted by the fallout from the U.S./China trade war and social unrest in Hong Kong through much of 2019. The region rebounded in the fourth quarter as progress was made on the trade front. In 2020 the region was negatively impacted by the spread of COVID-19 given the sensitivity to Chinese growth while Australia suffered from the significant weakness in commodity prices.
European ex U.K. markets fell -10.21%. The European economy is relatively dependent on global trade given its open nature and was negatively impacted by the uncertainty associated with the trade war. Political uncertainty in relation to Brexit and disputes between the EU and Italy over budget targets also acted as drags on the region. The severe outbreaks of COVID-19 in Italy and Spain contributed to further weakness in early 2020. While fiscal and monetary stimulus measures across Europe contributed to a rebound in equities from the March lows, the lack of a coordinated Eurozone fiscal response and less commitment on the policy front on the part of the European Central Bank relative to other central banks resulted in a more muted recovery in European markets.
Japanese stocks fell -2.61%. As elsewhere across Asia, Japan was negatively impacted by the U.S./China trade war through 2019 but experienced a rally in the fourth quarter as trade tensions eased. While Japanese gross domestic product growth was weak at the end of last year owing to the October sales tax increase, the government announced a fiscal stimulus program to help offset the negative impact on growth. As COVID-19 spread across the Asian region, Japan initially appeared resilient with relatively fewer infections which resulted in less restrictions compared to elsewhere during the early stages of the outbreak. A stronger yen over the year also contributed to a better performance in U.S. dollar terms.
U.K. equities fell -20.8%. Ongoing uncertainty related to Brexit was a persistent overhang on U.K. equities, even as a worst case outcome of the U.K. exiting the EU with no deal at the end of 2019 was avoided. The U.K. government has adopted a position whereby it does not intend to seek an extension of the transition period with the EU which is scheduled to end in December 2020 and this has given rise to new fears that the transition could end without a trade deal being reached between the U.K. and EU. Given the recent weakness in the oil price, the U.K.’s relatively high weight in the energy sector also contributed to the underperformance of U.K. equities. Sterling weakness also resulted in lower returns in U.S. dollar terms.
LSV Commentary
LSV uses a quantitative stock selection process that is based on years of academic research. The LSV sub-advised portion of the Fund’s portfolio will have a deep value orientation and a smaller capitalization bias than the benchmark which complements the other sub-advisers’ approach to investing and provides diversification by style within the Fund.
For the twelve-month period ended April 30, 2020, value stocks and smaller cap stocks have underperformed the market by a wide margin, so LSV’s deep value style has been out of favor for the period. The MSCI EAFE Index fell 11.3% during the year while the MSCI EAFE Value style index declined 20.5% in the same period. The portion of the Fund sub-advised by LSV fell 18.5% during this fiscal year, which was below the Fund’s benchmark but above the sub-style index return for the period. Most of the turmoil in the market was in March 2020 as the market fell sharply due to the COVID-19 pandemic. Investor panic saw all the major stock indices decline, however value style indexes and smaller cap indexes fell more than the large cap indices.
LSV’s focus on cheaper and smaller stocks has been the biggest reason for the relative underperformance in fiscal 2020. Companies that trade in the cheapest quintile based on earnings or book value really lagged the most expensive quintile during the period, and the portion of the Fund sub-advised by LSV trades at a significant valuation discount relative to the MSCE EAFE Index and is even slightly cheaper than the MSCE EAFE Value Index. The portion of the Fund sub-advised by LSV is well diversified, country neutral relative to the benchmark and has a smaller capitalization bias than the indices, which are capitalization weighted (the largest stocks get the largest weight). By focusing on where the best ‘values’ are with the stock selection model, many of the highest rated stocks are cheaper and smaller in market capitalization than the typical stock in the benchmark. In this fiscal year, style and size were the biggest detractors for the portion of the Fund sub-advised by LSV.
The views and opinions in this report were current as of April 30, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Class L shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2020 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	-12.88%	-7.62%
Class L	-13.17%	-8.00%
(a) Class L inception date was September 10, 2018.
(b) Institutional Class inception date was June 25, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of April 30, 2020 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	26.80%
Financial	19.02
Consumer, Cyclical	13.52
Industrial	12.66
Basic Materials	7.37
Communications	7.17
Technology	6.28
Energy	3.76
Utilities	3.15
Diversified	0.27
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/19)	(04/30/20)	(11/01/19 – 04/30/20)
Institutional Class
Actual	$1,000.00	$ 848.00	$ 6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,043.50	$ 6.64
Class L
Actual	$1,000.00	$ 847.90	$11.55
Hypothetical (5% return before expenses)	$1,000.00	$1,037.50	$12.73
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class and 1.25% for the Class L shares, multiplied by the average account value over the period, multiplied by 182 /366 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
COMMON STOCK
Basic Materials — 6.84%
1,652	Air Liquide SA	$ 209,895
800	Air Water Inc	10,785
736	Akzo Nobel NV	55,855
7,122	Alumina Ltd	7,900
19,977	Anglo American PLC	355,240
1,277	Antofagasta PLC	13,073
2,216	ArcelorMittal SA	24,206
2,286	Arkema SA	190,272
4,200	Asahi Kasei Corp	29,797
3,233	BASF SE	165,454
10,392	BHP Group Ltd	212,145
7,437	BHP Group PLC	124,811
25,988	BlueScope Steel Ltd	169,620
8,701	Boliden AB	175,390
644	Brenntag AG	29,159
359	Chr Hansen Holding A/S	30,954
708	Clariant AG	13,088
5,499	Covestro AG(a)	184,719
495	Croda International PLC	30,347
800	Daicel Corp	6,494
30	EMS-Chemie Holding AG	19,400
4,678	Evonik Industries AG	115,081
1,992	Evraz PLC	6,599
37,501	Fortescue Metals Group Ltd	286,591
32	Givaudan SA	107,305
38,789	Glencore PLC	72,659
600	Hitachi Metals Ltd	5,781
2,265	ICL Ltd	7,903
4,914	Incitec Pivot Ltd	7,600
1,600	JFE Holdings Inc	10,618
580	Johnson Matthey PLC	14,528
4,800	Kaneka Corp	124,153
700	Kansai Paint Co Ltd	13,296
45,000	Kingboard Holdings Ltd	109,780
4,639	Koninklijke DSM NV	568,567
1,100	Kuraray Co Ltd	11,004
287	LANXESS AG	14,122
29,200	Mitsubishi Chemical Holdings Corp	165,961
16,200	Mitsubishi Gas Chemical Co Inc	198,464
300	Mitsubishi Materials Corp	6,145
12,800	Mitsui Chemicals Inc	251,303
1,836	Mondi PLC	32,411
2,736	Newcrest Mining Ltd	49,586
500	Nippon Paint Holdings Co Ltd	28,898
2,800	Nippon Steel Corp	23,558
400	Nissan Chemical Corp	15,347
600	Nitto Denko Corp	29,972
5,591	Norsk Hydro ASA	14,184
815	Novozymes A/S Class B	39,981
3,200	Oji Holdings Corp	16,248
4,718	Rio Tinto Ltd	265,911
3,958	Rio Tinto PLC	183,699
1,300	Shin-Etsu Chemical Co Ltd	143,393
500	Showa Denko KK	10,944
746	Smurfit Kappa Group PLC	23,369
307	Solvay SA	23,979
Shares		Fair Value
Basic Materials — (continued)
16,448	South32 Ltd	$ 20,686
2,019	Stora Enso OYJ Class R(b)	23,753
42,400	Sumitomo Chemical Co Ltd	130,049
1,000	Sumitomo Metal Mining Co Ltd	24,923
4,821	Symrise AG	488,416
400	Taiyo Nippon Sanso Corp	6,204
1,463	thyssenkrupp AG(b)	9,732
4,500	Toray Industries Inc	20,631
800	Tosoh Corp	9,777
11,153	Umicore SA	483,379
1,916	UPM-Kymmene OYJ	52,547
328	voestalpine AG	6,798
704	Yara International ASA	23,911
		6,358,350
Communications — 6.67%
2,272	Altice Europe NV(b)	9,065
160,000	Ascential PLC	507,730
3,198	Auto Trader Group PLC(a)	18,405
2,979	Bollore SA(b)	7,895
151,472	BT Group PLC	220,678
15,400	CyberAgent Inc	646,584
399	Delivery Hero SE(a)(b)	33,841
700	Dentsu Group Inc	14,619
11,726	Deutsche Telekom AG(b)	171,431
480	Elisa OYJ	29,169
653	Eutelsat Communications SA	7,311
7,400	Freenet AG(b)	140,384
900	Hakuhodo DY Holdings Inc	9,970
100	Hikari Tsushin Inc(b)	19,353
13,000	HKT Trust & HKT Ltd	20,978
62	Iliad SA	9,233
4,298	Informa PLC	23,736
11,015	ITV PLC	10,574
214	JCDecaux SA	4,430
400	Kakaku.com Inc	8,162
24,400	KDDI Corp	706,729
13,539	Koninklijke KPN NV	31,185
200	LINE Corp(b)	9,783
1,500	M3 Inc	54,141
750	MercadoLibre Inc(b)	437,632
430	Mercari Inc(b)	10,858
307	Millicom International Cellular SA SDR	7,978
500	MonotaRO Co Ltd	16,066
205	Nice Ltd(b)	33,667
28,300	Nippon Telegraph & Telephone Corp	644,494
19,993	Nokia OYJ(b)	72,074
4,700	NTT DOCOMO Inc	138,515
7,001	Orange SA	85,056
12,000	PCCW Ltd	7,351
2,711	Pearson PLC	15,630
1,707	Prosus NV(b)	129,410
487	Proximus SADP	10,394
725	Publicis Groupe SA	21,401
2,700	Rakuten Inc	22,894

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Communications — (continued)
282	Schibsted ASA Class B	$ 5,477
1,076	SEEK Ltd	12,013
1,282	SES SA	8,541
450	Shopify Inc Class A(b)	284,530
5,300	Singapore Press Holdings Ltd(b)	5,691
28,900	Singapore Telecommunications Ltd	57,749
6,000	Softbank Corp(b)	81,708
5,500	SoftBank Group Corp	235,744
5,474	Spark New Zealand Ltd	14,814
86	Swisscom AG	44,685
1,629	Tele2 AB Class B	21,005
34,758	Telecom Italia SpA(b)	13,803
17,721	Telecom Italia SpA	7,068
10,755	Telefonaktiebolaget LM Ericsson Class B	91,882
3,464	Telefonica Deutschland Holding AG	9,854
32,069	Telefonica SA	146,636
152	Telenet Group Holding NV	6,349
2,476	Telenor ASA	37,979
21,900	Television Francaise 1(b)	107,223
8,789	Telia Co AB	30,559
13,588	Telstra Corp Ltd	26,730
1,067	TPG Telecom Ltd	5,091
400	Trend Micro Inc	20,293
5,114	United Internet AG	175,966
2,835	Vivendi SA	61,274
94,189	Vodafone Group PLC	132,846
196	Wix.com Ltd(b)	25,639
991	Wolters Kluwer NV(b)	72,892
5,047	WPP PLC	39,147
10,100	Z Holdings Corp	38,979
400	ZOZO Inc	6,454
		6,197,427
Consumer, Cyclical — 12.03%
100	ABC-Mart Inc(b)	5,082
715	Accor SA	19,890
638	adidas AG	146,060
2,400	Aeon Co Ltd	48,316
600	Aisin Seiki Co Ltd	17,280
400	ANA Holdings Inc(b)	8,500
4,500	Aptiv PLC	312,975
2,247	Aristocrat Leisure Ltd	36,850
700	Bandai Namco Holdings Inc	34,976
29,638	Barratt Developments PLC	193,145
6,077	Bayerische Motoren Werke AG	357,482
3,700	Bellway PLC	123,760
380	Berkeley Group Holdings PLC	19,942
100,000	boohoo Group PLC(b)	406,215
2,100	Bridgestone Corp	65,367
1,121	Bunzl PLC	24,324
1,415	Burberry Group PLC	24,560
491	Carnival PLC	6,763
1,847	Cie Financiere Richemont SA	104,787
2,115	Cie Generale des Etablissements Michelin SCA	204,355
Shares		Fair Value
Consumer, Cyclical — (continued)
2,200	City Developments Ltd	$ 12,297
5,570	Compass Group PLC	93,693
430	Continental AG	35,932
2,016	Crown Resorts Ltd	12,906
10,000	CTS Eventim AG & Co KGaA	415,720
7,135	Daimler AG	244,039
7,900	Daiwa House Industry Co Ltd	200,189
2,200	Daiwabo Holdings Co Ltd(b)	135,531
1,600	Denso Corp	56,243
7,573	Deutsche Lufthansa AG(b)	67,799
124,600	Dixons Carphone PLC	121,046
116	Dufry AG	3,798
457	easyJet PLC(b)	3,460
6,228	Electrolux AB Series B	85,161
800	FamilyMart Co Ltd	13,566
200	Fast Retailing Co Ltd	94,849
2,676	Faurecia SE	95,885
5,838	Ferguson PLC	420,784
428	Ferrari NV	66,895
4,278	Fiat Chrysler Automobiles NV	37,107
160	Flight Centre Travel Group Ltd	1,134
267	Flutter Entertainment PLC(b)	32,911
8,000	Galaxy Entertainment Group Ltd	51,452
23,084	Genting Singapore Ltd	12,809
1,776	GVC Holdings PLC	16,853
1,119	Harvey Norman Holdings Ltd	2,008
2,986	Hennes & Mauritz AB Class B	40,817
111	Hermes International	81,149
1,700	Hino Motors Ltd	10,113
15,900	Honda Motor Co Ltd	386,118
200	Hoshizaki Corp	15,241
400	Iida Group Holdings Co Ltd	5,313
12,500	Inchcape PLC	78,660
3,797	Industria de Diseno Textil SA	97,251
682	InterContinental Hotels Group PLC	31,058
39,400	International Consolidated Airlines Group SA	95,580
800	Isetan Mitsukoshi Holdings Ltd	4,867
1,900	Isuzu Motors Ltd	14,439
24,000	ITOCHU Corp	470,523
700	J Front Retailing Co Ltd	5,711
6,800	Japan Airlines Co Ltd	121,297
300	Jardine Cycle & Carriage Ltd	4,265
1,281	JD Sports Fashion PLC	8,488
600	JTEKT Corp	4,395
3,300	Kaufman & Broad SA(b)	119,261
266	Kering SA	135,316
92,998	Kingfisher PLC	184,429
7,700	Kohnan Shoji Co Ltd(b)	178,715
300	Koito Manufacturing Co Ltd	11,300
200	Lawson Inc	10,396
976	LVMH Moet Hennessy Louis Vuitton SE	377,316
7,087	Marks & Spencer Group PLC	8,255
31,400	Marubeni Corp	151,217
700	Marui Group Co Ltd	11,458
2,000	Mazda Motor Corp	11,307

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Consumer, Cyclical — (continued)
200	McDonald's Holdings Co Japan Ltd	$ 9,779
700	Melco Resorts & Entertainment Ltd ADR	11,074
4,700	Mitsubishi Corp	99,678
2,400	Mitsubishi Motors Corp	6,801
5,800	Mitsui & Co Ltd	80,958
589	Moncler SpA	22,151
441	Next PLC	26,251
800	NGK Insulators Ltd	10,466
500	NGK Spark Plug Co Ltd	7,486
400	Nintendo Co Ltd	165,170
9,000	Nissan Motor Co Ltd	30,634
300	Nitori Holdings Co Ltd	45,983
324	Nokian Renkaat OYJ	6,884
700	Oriental Land Co Ltd	88,512
1,600	Pan Pacific International Holdings Corp	30,998
7,900	Panasonic Corp	60,222
3,604	Pandora A/S	128,153
1,086	Persimmon PLC	30,075
9,368	Peugeot SA	132,798
857	Pirelli & C SpA(a)	3,319
280	Puma SE	17,588
64,960	Qantas Airways Ltd	161,338
25,200	Redrow PLC	146,356
2,323	Renault SA(b)	45,774
1,500	Rheinmetall AG	101,519
800	Ryohin Keikaku Co Ltd	9,521
8,400	Sands China Ltd	34,007
100	Sankyo Co Ltd	2,746
80	SEB SA	9,594
500	Sega Sammy Holdings Inc	6,056
1,200	Sekisui Chemical Co Ltd	15,209
2,400	Sekisui House Ltd	41,171
700	Sharp Corp(b)	7,706
100	Shimamura Co Ltd	6,305
300	Shimano Inc	44,207
1,700	Singapore Airlines Ltd	7,351
6,000	SJM Holdings Ltd	5,924
296	Sodexo SA	23,664
4,500	Sony Corp	289,593
500	Stanley Electric Co Ltd	11,392
2,100	Subaru Corp	42,030
12,900	Sumitomo Corp	145,927
2,600	Sumitomo Electric Industries Ltd	26,750
500	Sumitomo Rubber Industries Ltd	4,853
200	Sundrug Co Ltd	6,848
1,200	Suzuki Motor Corp	38,298
257	Swatch Group AG	28,273
7,385	Tabcorp Holdings Ltd	15,397
10,340	Taylor Wimpey PLC	19,090
10,600	Teijin Ltd	169,046
500	Toho Co Ltd	16,374
300	Toyoda Gosei Co Ltd	5,588
500	Toyota Industries Corp	25,167
8,000	Toyota Motor Corp	494,615
700	Toyota Tsusho Corp	16,663
Shares		Fair Value
Consumer, Cyclical — (continued)
100	Tsuruha Holdings Inc	$ 13,408
1,632	TUI AG	6,499
800	USS Co Ltd	12,668
777	Valeo SA	17,811
112	Volkswagen AG	16,559
28,165	Volvo AB Class B	360,922
200	Welcia Holdings Co Ltd(b)	14,520
4,007	Wesfarmers Ltd	97,328
414	Whitbread PLC	15,525
5,200	Wynn Macau Ltd	8,980
1,700	Yamada Denki Co Ltd	8,062
500	Yamaha Corp	20,183
12,600	Yamaha Motor Co Ltd	162,109
7,400	Yokohama Rubber Co Ltd	94,120
64,500	Yue Yuen Industrial Holdings Ltd	102,888
499	Zalando SE(a)(b)	24,458
		11,184,323
Consumer, Non-Cyclical — 24.86%
2,552	a2 Milk Co Ltd(b)	30,374
4,325	Adecco Group AG	189,265
635	Adyen NV(a)(b)	627,116
1,400	Ajinomoto Co Inc	24,935
1,478	Alcon Inc(b)	78,004
600	Alfresa Holdings Corp	11,965
1,522	Amadeus IT Group SA	72,649
2,683	Anheuser-Busch InBev SA	124,948
5,000	Arcs Co Ltd(b)	93,815
1,200	Asahi Group Holdings Ltd	41,262
600	Asahi Intecc Co Ltd	15,895
1,543	Ashtead Group PLC	42,128
1,337	Associated British Foods PLC	31,731
19,400	Astellas Pharma Inc	320,860
4,605	AstraZeneca PLC	481,586
1,984	Atlantia SpA	32,524
8,300	Austevoll Seafood ASA	64,656
14,500	Babcock International Group PLC	76,783
11	Barry Callebaut AG	21,538
3,457	Bayer AG	227,366
332	Beiersdorf AG	34,737
100	BeiGene Ltd ADR(b)	15,283
200	Benesse Holdings Inc(b)	5,695
162	BioMerieux	20,016
5,314	Brambles Ltd	37,982
17,459	British American Tobacco PLC	672,831
4,900	Budweiser Brewing Co APAC Ltd(a)(b)	13,315
1,205	Bureau Veritas SA	25,016
400	Calbee Inc	12,103
130	Carl Zeiss Meditec AG(b)	12,819
389	Carlsberg A/S Class B	49,074
2,094	Carrefour SA	31,099
159	Casino Guichard Perrachon SA	5,968
6	Chocoladefabriken Lindt & Spruengli AG	46,740
800	Chugai Pharmaceutical Co Ltd	95,361
1,951	Coca-Cola Amatil Ltd	10,862

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
400	Coca-Cola Bottlers Japan Holdings Inc	$ 7,162
859	Coca-Cola European Partners PLC	34,051
632	Coca-Cola HBC AG	16,006
4,238	Cochlear Ltd	503,886
4,689	Coles Group Ltd	47,020
409	Coloplast A/S Class B	64,509
154	Colruyt SA	9,230
4,096	CSL Ltd	816,443
800	Dai Nippon Printing Co Ltd	16,867
2,000	Daiichi Sankyo Co Ltd	137,483
1,000	Dairy Farm International Holdings Ltd	4,700
2,163	Danone SA	150,755
1,877	Davide Campari-Milano SpA	14,589
414	Demant A/S(b)	9,898
8,227	Diageo PLC	283,201
901	Edenred	36,295
900	Eisai Co Ltd	62,830
996	EssilorLuxottica SA	123,728
2,135	Essity AB Class B(b)	69,160
35	Eurofins Scientific SE	19,361
17,687	Experian PLC	530,921
26,800	Faes Farma SA(b)	117,183
1,940	Fisher & Paykel Healthcare Corp Ltd	32,411
774	Fresenius Medical Care AG & Co KGaA	60,659
1,508	Fresenius SE & Co KGaA	65,316
5,240	G4S PLC	7,190
147	Galapagos NV(b)	32,476
236	Genmab A/S(b)	56,731
45,796	GlaxoSmithKline PLC	955,303
200	GMO Payment Gateway Inc	17,830
11,000	GN Store Nord A/S	502,000
970	Grifols SA	33,103
201	H Lundbeck A/S	7,334
377	Heineken Holding NV	29,374
914	Heineken NV	77,745
339	Henkel AG & Co KGaA	26,426
14,000	Hikma Pharmaceuticals PLC	416,799
200	Hisamitsu Pharmaceutical Co Inc	9,423
321	ICA Gruppen AB	14,045
15,492	Imperial Brands PLC	325,829
64,500	Inghams Group Ltd	146,131
556	Intertek Group PLC	33,174
134	Ipsen SA	9,978
614	Iss A/S(b)	9,129
62,591	J Sainsbury PLC	155,736
4,300	Japan Tobacco Inc	80,079
800	Jardine Strategic Holdings Ltd	16,840
1,059	Jeronimo Martins SGPS SA	17,954
380	Just Eat Takeaway.com(a)(b)	39,061
1,700	Kao Corp	131,098
568	Kerry Group PLC Class A	65,170
500	Kikkoman Corp	22,975
3,000	Kirin Holdings Co Ltd	57,895
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
200	Kobayashi Pharmaceutical Co Ltd	$ 18,540
20,787	Koninklijke Ahold Delhaize NV	504,718
3,159	Koninklijke Philips NV	137,709
100	Kose Corp	12,501
900	Kyowa Kirin Co Ltd	20,889
16,100	Leroy Seafood Group ASA	85,502
900	Lion Corp	18,920
8,000	LivaNova PLC(b)	424,960
262	Lonza Group AG	114,406
881	L'Oreal SA	256,144
800	Medipal Holdings Corp	15,433
400	MEIJI Holdings Co Ltd	27,782
462	Merck KGaA	53,619
102,400	Metcash Ltd	165,165
9,022	Metro AG	78,828
1,536	Mowi ASA	26,307
10,445	Nestle SA	1,106,230
300	NH Foods Ltd(b)	10,649
200	Nippon Shinyaku Co Ltd(b)	14,045
600	Nisshin Seifun Group Inc	9,323
200	Nissin Foods Holdings Co Ltd	16,441
305	NMC Health PLC	19
14,043	Novartis AG	1,198,408
6,214	Novo Nordisk A/S Class B	396,391
1,626	Ocado Group PLC(b)	32,831
4,100	Olympus Corp(b)	65,054
1,200	Ono Pharmaceutical Co Ltd	28,911
18,000	Origin Enterprises PLC	52,559
320	Orion OYJ Class B(b)	16,262
2,527	Orkla ASA	22,826
1,500	Otsuka Holdings Co Ltd	58,956
300	Park24 Co Ltd	4,710
300	PeptiDream Inc(b)	11,190
743	Pernod Ricard SA	113,453
600	Persol Holdings Co Ltd	6,900
400	Pigeon Corp	14,244
300	Pola Orbis Holdings Inc	5,354
4,500	Prima Meat Packers Ltd(b)	102,036
840	QIAGEN NV(b)	34,980
577	Ramsay Health Care Ltd	23,433
2,788	Randstad NV	112,205
2,496	Reckitt Benckiser Group PLC	207,852
324	Recordati SpA	14,110
4,800	Recruit Holdings Co Ltd	140,022
6,791	RELX PLC	153,174
92	Remy Cointreau SA	10,262
6,878	Rentokil Initial PLC	40,913
5,767	Roche Holding AG	1,997,097
1,779	Ryman Healthcare Ltd(b)	12,978
10,256	Sanofi	1,001,746
1,400	Santen Pharmaceutical Co Ltd	24,782
107	Sartorius Stedim Biotech(b)	25,656
16,300	Scandinavian Tobacco Group A/S(a)	187,318
800	Secom Co Ltd	66,575
1,490	Securitas AB Class B	17,630
2,700	Seven & i Holdings Co Ltd	89,416

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
23	SGS SA	$ 51,881
700	Shimadzu Corp	17,433
900	Shionogi & Co Ltd	49,705
1,400	Shiseido Co Ltd	82,311
442	Siemens Healthineers AG(a)	19,459
3,173	Smith & Nephew PLC	62,073
300	Sohgo Security Services Co Ltd(b)	14,311
1,562	Sonic Healthcare Ltd	27,585
209	Sonova Holding AG	37,748
35	Straumann Holding AG	26,629
600	Sumitomo Dainippon Pharma Co Ltd	8,301
500	Suntory Beverage & Food Ltd	18,829
300	Suzuken Co Ltd	11,562
556	Swedish Match AB	34,359
600	Sysmex Corp	41,452
100	Taisho Pharmaceutical Holdings Co Ltd	6,248
5,275	Takeda Pharmaceutical Co Ltd	190,224
7,500	TAL Education Group ADR(b)	406,425
19,400	Tate & Lyle PLC	173,781
2,300	Terumo Corp	76,320
147,585	Tesco PLC	436,342
3,801	Teva Pharmaceutical Industries Ltd Sponsored ADR(b)	40,823
900	Toppan Printing Co Ltd	13,370
300	Toyo Suisan Kaisha Ltd	14,426
9,681	Transurban Group	86,304
2,200	Treasury Wine Estates Ltd	14,470
2,973	UCB SA	272,444
1,400	Unicharm Corp	51,595
5,174	Unilever NV	257,663
3,895	Unilever PLC	200,512
208,000	United Laboratories International Holdings Ltd	179,665
157	Vifor Pharma AG	23,554
2,000	Vitasoy International Holdings Ltd	7,133
282,500	WH Group Ltd(a)	269,435
6,700	Wilmar International Ltd	16,873
428	Wirecard AG	42,354
8,089	Wm Morrison Supermarkets PLC	18,585
4,426	Woolworths Group Ltd	102,426
490	Worldline SA(a)(b)	33,188
1,195	Worley Ltd	6,926
400	Yakult Honsha Co Ltd	23,236
300	Yamazaki Baking Co Ltd(b)	5,305
		23,110,422
Diversified — 0.25%
25,300	CK Hutchison Holdings Ltd	187,528
800	Jardine Matheson Holdings Ltd	35,264
1,500	Swire Pacific Ltd Class A	9,755
366	Washington H Soul Pattinson & Co Ltd(b)	4,402
		236,949
Shares		Fair Value
Energy — 3.50%
297	Aker BP ASA	$ 4,876
4,679	APA Group	33,061
131,200	Beach Energy Ltd	127,887
132,542	BP PLC	522,185
758	Caltex Australia Ltd	12,204
316	DCC PLC	22,462
8,861	Eni SpA	84,413
3,754	Equinor ASA	51,981
1,552	Galp Energia SGPS SA	17,912
705	Idemitsu Kosan Co Ltd	16,020
4,100	Inpex Corp	26,466
10,300	JXTG Holdings Inc	36,517
216	Koninklijke Vopak NV	12,455
900	Landis+Gyr Group AG	60,777
624	Lundin Energy AB	16,055
1,517	Neste OYJ	53,574
4,822	Oil Search Ltd	9,463
5,358	OMV AG	174,949
24,300	Petrofac Ltd	60,126
35,118	Repsol SA	318,761
14,431	Royal Dutch Shell PLC Class A	237,559
27,389	Royal Dutch Shell PLC Class B	438,391
5,820	Santos Ltd	18,506
764	Siemens Gamesa Renewable Energy SA	11,365
19,741	Total SA	700,659
679	Vestas Wind Systems A/S	58,308
3,579	Woodside Petroleum Ltd	51,249
41,000	Z Energy Ltd	77,236
		3,255,417
Financial — 17.69%
22,833	3i Group PLC	224,250
3,400	Aareal Bank AG	55,383
10,980	ABN AMRO Bank NV(a)	84,227
2,000	Acom Co Ltd	8,080
578	Admiral Group PLC	16,859
33,934	Aegon NV	87,776
300	AEON Financial Service Co Ltd	3,120
300	Aeon Mall Co Ltd	3,771
341	AerCap Holdings NV(b)	9,589
585	Ageas	21,086
42,400	AIA Group Ltd	389,137
1,962	AIB Group PLC(b)	2,715
3,063	Allianz SE	563,691
11,040	AMP Ltd(b)	10,186
201	Amundi SA(a)(b)	13,341
300	Aozora Bank Ltd	5,339
3,918	Aroundtown SA	21,075
10,556	Ascendas REIT	22,076
5,900	ASR Nederland NV	158,729
3,966	Assicurazioni Generali SpA	56,582
646	ASX Ltd	34,061
15,560	Australia & New Zealand Banking Group Ltd	169,019
36,818	Aviva PLC	111,296
20,244	AXA SA	359,869

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Financial — (continued)
142	Azrieli Group Ltd	$ 8,408
161	Baloise Holding AG	24,088
65,486	Banco Bilbao Vizcaya Argentaria SA	214,060
16,522	Banco de Sabadell SA	6,850
58,209	Banco Santander SA(b)	130,062
4,037	Bank Hapoalim BM	25,875
5,789	Bank Leumi Le-Israel BM	31,192
5,623	Bank of East Asia Ltd	11,912
37,653	Bank of Ireland Group PLC	77,268
200	Bank of Kyoto Ltd	6,846
3,944	Bankia SA	4,014
2,478	Bankinter SA	10,230
61,449	Barclays PLC	82,037
1,686	Bendigo & Adelaide Bank Ltd	7,134
9,930	BNP Paribas SA	311,966
14,000	BOC Hong Kong Holdings Ltd	42,968
2,938	British Land Co PLC REIT	14,984
11,147	CaixaBank SA	20,055
10,100	CapitaLand Commercial Trust REIT(b)	11,477
8,400	CapitaLand Ltd	17,823
8,900	CapitaLand Mall Trust REIT(b)	11,841
1,408	Challenger Ltd	4,484
1,500	Chiba Bank Ltd(b)	6,960
9,500	CK Asset Holdings Ltd	60,028
7,430	CNP Assurances(b)	76,653
3,397	Commerzbank AG	12,525
6,234	Commonwealth Bank of Australia	251,831
3,900	Concordia Financial Group Ltd	11,949
151	Covivio REIT	9,483
4,616	Credit Agricole SA	37,129
15,500	Credit Saison Co Ltd	176,036
33,464	Credit Suisse Group AG	305,548
13,200	Dai-ichi Life Holdings Inc	165,425
300	Daito Trust Construction Co Ltd	28,526
6	Daiwa House REIT Investment Corp(b)	14,518
4,900	Daiwa Securities Group Inc	20,376
2,152	Danske Bank A/S(b)	25,551
6,200	DBS Group Holdings Ltd	87,290
6,556	Deutsche Bank AG	48,555
3,768	Deutsche Boerse AG	584,187
1,329	Deutsche Wohnen SE	53,862
4,398	Dexus REIT	26,108
5,806	Direct Line Insurance Group PLC	19,774
19,414	DNB ASA	235,063
1,027	Erste Group Bank AG	22,258
165	Eurazeo SE	7,902
353	EXOR NV(b)	19,251
51,882	FinecoBank Banca Fineco SpA	578,052
7,000	Fukuoka Financial Group Inc(b)	100,006
150	Gecina SA REIT	19,682
766	Gjensidige Forsikring ASA(b)	13,516
5,967	Goodman Group REIT	50,822
6,729	GPT Group REIT	18,493
290	Groupe Bruxelles Lambert SA	23,199
Shares		Fair Value
Financial — (continued)
43,000	Gunma Bank Ltd	$ 137,671
9,000	Hang Lung Properties Ltd	19,253
2,500	Hang Seng Bank Ltd	43,725
199	Hannover Rueck SE	31,708
1,350	Hargreaves Lansdown PLC	24,419
4,600	Henderson Land Development Co Ltd	18,748
4,200	Hong Kong Exchanges & Clearing Ltd	134,661
4,100	Hongkong Land Holdings Ltd	17,151
71,222	HSBC Holdings PLC	366,032
900	Hulic Co Ltd(b)	8,901
96	ICADE REIT	7,374
663	Industrivarden AB Class C(b)	13,567
13,844	ING Groep NV	77,565
7,693	Insurance Australia Group Ltd(b)	28,743
28,000	Intermediate Capital Group PLC	395,757
52,343	Intesa Sanpaolo SpA	81,734
1,582	Investor AB Class B	78,623
4,041	Israel Discount Bank Ltd Class A	13,110
1,900	Japan Exchange Group Inc	35,341
1,700	Japan Post Bank Co Ltd	15,785
5,300	Japan Post Holdings Co Ltd	42,394
600	Japan Post Insurance Co Ltd	7,666
3	Japan Prime Realty Investment Corp REIT	8,311
5	Japan Real Estate Investment Corp REIT	27,006
9	Japan Retail Fund Investment Corp REIT	9,812
766	Julius Baer Group Ltd	30,085
8,907	KBC Group NV	483,126
38,000	Kerry Properties Ltd	104,955
1,038	Kinnevik AB Class B(b)	21,334
648	Klepierre SA REIT	13,155
219	L E Lundbergforetagen AB Class B(b)	9,195
2,385	Land Securities Group PLC REIT	19,883
90,510	Legal & General Group PLC	232,586
7,500	Link REIT	66,857
471,956	Lloyds Banking Group PLC	190,927
1,102	London Stock Exchange Group PLC	103,116
8,663	M&G PLC	14,356
1,205	Macquarie Group Ltd	79,823
391	Magellan Financial Group Ltd(b)	12,808
4,287	Mapfre SA	7,867
9,700	Mapletree Commercial Trust REIT	13,357
2,400	Mebuki Financial Group Inc	5,042
9,251	Medibank Private Ltd	16,206
17,628	Mediobanca Banca di Credito Finanziario SpA	102,481
15,322	Melrose Industries PLC	19,147
78,816	Mirvac Group REIT	114,527
4,300	Mitsubishi Estate Co Ltd	69,566

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Financial — (continued)
110,300	Mitsubishi UFJ Financial Group Inc	$ 445,612
25,200	Mitsubishi UFJ Lease & Finance Co Ltd(b)	120,331
3,000	Mitsui Fudosan Co Ltd	55,161
543	Mizrahi Tefahot Bank Ltd(b)	11,121
161,700	Mizuho Financial Group Inc	188,287
1,600	MS&AD Insurance Group Holdings Inc	46,096
506	Muenchener Rueckversicherungs-Gesellschaft AG	110,827
10,269	National Australia Bank Ltd	112,522
58,247	Natixis SA	137,509
24,000	New World Development Co Ltd	28,355
5	Nippon Building Fund Inc REIT	29,816
7	Nippon Prologis REIT Inc(b)	19,378
1,251	NN Group NV	36,189
12,100	Nomura Holdings Inc	50,210
400	Nomura Real Estate Holdings Inc	6,504
13	Nomura Real Estate Master Fund Inc REIT	14,784
31,303	Nordea Bank Abp(b)	200,775
29,900	ORIX Corp	351,848
11	Orix JREIT Inc(b)	13,150
11,520	Oversea-Chinese Banking Corp Ltd	73,501
111	Pargesa Holding SA	7,896
63	Partners Group Holding AG	49,647
9,150	Prudential PLC	129,025
5,114	QBE Insurance Group Ltd	27,692
553	Raiffeisen Bank International AG	9,545
216	REA Group Ltd	12,359
100,400	Resona Holdings Inc	313,553
5,100	Rothschild & Co	100,856
15,148	Royal Bank of Scotland Group PLC	21,123
4,453	RSA Insurance Group PLC	20,176
1,652	Sampo OYJ Class A	54,760
800	SBI Holdings Inc	14,942
16,563	Scentre Group REIT	24,882
406	Schroders PLC	13,555
722	Scor SE	20,342
4,108	Segro PLC REIT	43,047
1,700	Seven Bank Ltd	4,608
600	Shinsei Bank Ltd(b)	7,238
2,100	Shizuoka Bank Ltd(b)	12,750
2,700	Singapore Exchange Ltd	18,412
12,000	Sino Land Co Ltd	16,770
6,047	Skandinaviska Enskilda Banken AB(b)	49,782
6,941	Societe Generale SA	108,898
3,600	Sompo Holdings Inc	116,768
500	Sony Financial Holdings Inc	9,478
1,640	St James's Place PLC	17,459
10,060	Standard Chartered PLC	51,391
7,474	Standard Life Aberdeen PLC	20,691
Shares		Fair Value
Financial — (continued)
56,343	Stockland REIT(b)	$ 104,623
15,900	Sumitomo Mitsui Financial Group Inc	418,126
1,100	Sumitomo Mitsui Trust Holdings Inc	32,028
1,100	Sumitomo Realty & Development Co Ltd	29,461
5,500	Sun Hung Kai Properties Ltd	75,206
4,949	Suncorp Group Ltd	29,421
10,500	Suntec REIT	10,371
5,676	Svenska Handelsbanken AB Class A(b)	51,807
3,016	Swedbank AB(b)	35,692
3,800	Swire Properties Ltd	10,658
528	Swiss Life Holding AG	187,241
263	Swiss Prime Site AG	25,039
2,238	Swiss Re AG	162,627
6,200	Sydbank A/S(b)	102,445
2,000	T&D Holdings Inc	17,288
2,200	Tokio Marine Holdings Inc	103,215
100	Tokyo Century Corp	3,418
2,900	Tokyu Fudosan Holdings Corp	14,187
473	Tryg A/S	12,615
37,899	UBS Group AG	405,803
449	Unibail-Rodamco-Westfield REIT	26,586
7,371	UniCredit SpA(b)	56,925
62,600	UnipolSai Assicurazioni SpA	153,443
22,300	United Overseas Bank Ltd	318,647
9	United Urban Investment Corp REIT	9,029
1,500	UOL Group Ltd(b)	7,214
11,878	Vicinity Centres REIT	11,371
1,744	Vonovia SE(b)	86,239
98	Wendel SE	8,407
12,671	Westpac Banking Corp	131,831
4,000	Wharf Real Estate Investment Co Ltd	16,934
3,000	Wheelock & Co Ltd	21,987
1,322	Zurich Insurance Group AG	419,146
		16,441,496
Industrial — 11.73%
6,482	ABB Ltd	123,043
875	ACS Actividades de Construccion y Servicios SA	21,881
254	Aena SME SA(a)	32,153
88	Aeroports de Paris(b)	8,590
4,200	AGC Inc	103,573
2,068	Airbus SE(b)	130,943
1,101	Alfa Laval AB(b)	20,574
700	Alps Alpine Co Ltd	7,220
666	Alstom SA	27,319
1,000	Amada Co Ltd	9,039
224	ANDRITZ AG(b)	7,360
16	AP Moller - Maersk A/S Class A	14,826
21	AP Moller - Maersk A/S Class B	20,900
3,589	Assa Abloy AB Class B	64,250

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Industrial — (continued)
2,391	Atlas Copco AB Class A	$ 82,405
1,387	Atlas Copco AB Class B	42,903
4,995	Auckland International Airport Ltd	18,446
6,721	Aurizon Holdings Ltd	20,417
62,189	BAE Systems PLC	396,510
7,100	Bekaert SA	150,100
3,799	Boral Ltd	7,383
892	Bouygues SA	27,445
14,000	Brother Industries Ltd	237,279
15,700	CAE Inc	259,420
600	Casio Computer Co Ltd	9,469
929	Cellnex Telecom SA(a)	48,591
500	Central Japan Railway Co	78,677
298,000	China Resources Cement Holdings Ltd	405,490
7,726	Cie de Saint-Gobain	205,574
300	CIMIC Group Ltd	4,776
2,500	CK Infrastructure Holdings Ltd	14,850
3,456	CNH Industrial NV(b)	21,618
7,200	ComfortDelGro Corp Ltd	8,394
2,843	CRH PLC	86,253
400	Daifuku Co Ltd	27,992
900	Daikin Industries Ltd	115,498
10	Dassault Aviation SA	8,144
12,074	Deutsche Post AG	358,686
2,700	Dfds A/S(b)	68,541
100	Disco Corp	22,331
5,170	DSV Panalpina A/S	537,164
1,100	East Japan Railway Co	80,322
256	Eiffage SA	20,921
72	Elbit Systems Ltd	9,761
5,500	Electrolux Professional AB Class B(b)	12,662
2,287	Epiroc AB Class A	22,887
1,217	Epiroc AB Class B	12,007
700	FANUC Corp	114,249
1,740	Ferrovial SA(b)	43,570
3,465	Fletcher Building Ltd	7,763
136	Fraport AG Frankfurt Airport Services Worldwide	5,957
400	Fuji Electric Co Ltd	9,541
470	GEA Group AG(b)	10,786
137	Geberit AG	61,267
1,515	Getlink SE	19,324
1,312	Halma PLC	34,476
800	Hankyu Hanshin Holdings Inc(b)	27,370
505	HeidelbergCement AG	23,943
895	Hexagon AB Class B(b)	43,919
100	Hirose Electric Co Ltd	10,980
400	Hitachi Construction Machinery Co Ltd	9,385
11,800	Hitachi Ltd	350,217
94	HOCHTIEF AG	7,356
1,300	Hoya Corp	118,551
1,617	Husqvarna AB Class B	9,730
500	IHI Corp	6,197
1,555	James Hardie Industries PLC	22,323
200	Japan Airport Terminal Co Ltd	8,110
Shares		Fair Value
Industrial — (continued)
10,000	Japan Aviation Electronics Industry Ltd	$ 129,727
500	JGC Holdings Corp	4,828
600	JSR Corp	11,287
1,900	Kajima Corp	19,742
300	Kamigumi Co Ltd	5,282
500	Kawasaki Heavy Industries Ltd	7,555
300	Keihan Holdings Co Ltd	13,484
800	Keikyu Corp	13,149
400	Keio Corp	22,627
400	Keisei Electric Railway Co Ltd	12,066
5,900	Keppel Corp Ltd	24,908
600	Keyence Corp	214,207
498	Kingspan Group PLC	25,377
600	Kintetsu Group Holdings Co Ltd	28,662
197	KION Group AG	9,772
22,900	Kitz Corp	140,472
206	Knorr-Bremse AG	19,159
3,400	Komatsu Ltd	64,331
1,215	Kone OYJ Class B	73,574
3,500	Kubota Corp	43,465
173	Kuehne + Nagel International AG	24,746
300	Kurita Water Industries Ltd	8,370
1,100	Kyocera Corp	58,773
600	Kyushu Railway Co	16,142
1,762	LafargeHolcim Ltd	73,181
205,000	Lee & Man Paper Manufacturing Ltd	125,938
960	Legrand SA	64,361
10,366	Lendlease Group	82,574
1,333	Leonardo SpA	9,206
800	LIXIL Group Corp	9,597
800	Makita Corp	26,050
200	Maruichi Steel Tube Ltd(b)	4,497
2,626	Meggitt PLC	9,192
352	Metso OYJ	9,766
1,200	MINEBEA MITSUMI Inc	19,511
1,000	MISUMI Group Inc	23,753
18,600	Mitsubishi Electric Corp	228,866
1,300	Mitsubishi Heavy Industries Ltd	33,337
400	Mitsui OSK Lines Ltd	6,938
5,629	MTR Corp Ltd	31,187
4,166	MTU Aero Engines AG	567,309
2,000	Murata Manufacturing Co Ltd	112,694
400	Nabtesco Corp	11,446
700	Nagoya Railroad Co Ltd(b)	20,031
1,600	Nidec Corp	93,143
17,200	Nikon Corp	159,991
300	Nippon Express Co Ltd	14,653
400	Nippon Yusen KK	5,265
1,400	NSK Ltd	9,690
4,000	NWS Holdings Ltd	4,169
2,100	Obayashi Corp	18,355
1,200	Odakyu Electric Railway Co Ltd	26,463
700	Omron Corp	41,115
1,268	Orica Ltd	14,694
1,909	Poste Italiane SpA(a)(b)	16,240

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Industrial — (continued)
802	Prysmian SpA	$ 15,132
100	Rinnai Corp	7,575
5,789	Rolls-Royce Holdings PLC	23,953
61,300	Royal Mail PLC	127,885
1,166	Safran SA	108,405
13,719	Sandvik AB(b)	211,045
1,900	SATS Ltd	4,402
205	Schindler Holding AG	45,151
1,931	Schneider Electric SE	178,449
600	Seibu Holdings Inc	7,198
400	SG Holdings Co Ltd	11,129
1,800	Shimizu Corp	13,824
5,287	Siemens AG	487,903
9,800	Signify NV(a)	199,493
451	Sika AG	74,600
5,100	Singapore Technologies Engineering Ltd	12,351
1,143	Skanska AB Class B(b)	21,746
15,253	SKF AB Class B	240,748
200	SMC Corp	90,405
1,286	Smiths Group PLC	20,015
249	Spirax-Sarco Engineering PLC	27,244
400	Sumitomo Heavy Industries Ltd	8,430
3,594	Sydney Airport	14,640
400	Taiheiyo Cement Corp	7,852
700	Taisei Corp	21,820
500	TDK Corp	43,104
4,500	Techtronic Industries Co Ltd	34,121
1,713	Tenaris SA	11,853
419	Thales SA	31,732
500	THK Co Ltd	11,952
700	Tobu Railway Co Ltd	23,744
1,600	Tokyu Corp	24,083
1,600	Toshiba Corp	39,676
500	TOTO Ltd	17,404
400	Toyo Seikan Group Holdings Ltd	4,058
3,600	Tsubakimoto Chain Co(b)	84,321
13,400	Venture Corp Ltd	149,754
20,100	Vesuvius PLC	101,415
1,805	Vinci SA	147,870
1,421	Wartsila OYJ Abp	10,431
941	Weir Group PLC	11,243
600	West Japan Railway Co	37,079
7,300	Wienerberger AG	136,725
106,000	Xinyi Glass Holdings Ltd	122,765
1,000	Yamato Holdings Co Ltd	17,454
6,900	Yangzijiang Shipbuilding Holdings Ltd	4,785
800	Yaskawa Electric Corp	26,084
800	Yokogawa Electric Corp	10,904
		10,908,470
Technology — 5.84%
700	Advantest Corp	33,965
900	ASM Pacific Technology Ltd	9,094
3,290	ASML Holding NV	960,965
323	Atos SE	23,099
Shares		Fair Value
Technology — (continued)
10,299	AVEVA Group PLC	$ 462,111
3,500	Canon Inc	73,623
581	Capgemini SE	54,620
407	Check Point Software Technologies Ltd(b)	43,036
1,682	Computershare Ltd	13,233
5,124	CyberArk Software Ltd(b)	506,046
467	Dassault Systemes SE	68,402
4,200	Dialog Semiconductor PLC(b)	131,901
6,600	DTS Corp(b)	126,494
1,300	FUJIFILM Holdings Corp	61,922
700	Fujitsu Ltd	68,004
500	Hamamatsu Photonics KK	21,855
4,422	Infineon Technologies AG	82,209
217	Ingenico Group SA	27,303
400	Itochu Techno-Solutions Corp	12,222
21,000	Keywords Studios PLC	420,436
300	Konami Holdings Corp	9,420
1,200	Konica Minolta Inc	4,644
12,955	Micro Focus International PLC	76,791
800	NEC Corp	30,700
1,700	Nexon Co Ltd	27,448
1,200	Nomura Research Institute Ltd	29,377
2,000	NTT Data Corp	20,408
987	NXP Semiconductors NV	98,276
200	Obic Co Ltd	30,012
200	Oracle Corp Japan	20,590
400	Otsuka Corp(b)	18,111
129,000	PAX Global Technology Ltd	54,996
3,400	Renesas Electronics Corp(b)	17,953
2,400	Ricoh Co Ltd	16,360
300	Rohm Co Ltd	18,967
53,698	Sage Group PLC	431,729
7,451	SAP SE	887,472
1,100	Seiko Epson Corp	12,491
3,600	Software AG	127,833
300	Square Enix Holdings Co Ltd	12,296
2,312	STMicroelectronics NV	59,538
1,000	SUMCO Corp	14,237
214	Teleperformance	47,938
208	Temenos AG	26,953
500	Tokyo Electron Ltd	106,491
291	Ubisoft Entertainment SA(b)	21,645
495	WiseTech Global Ltd	5,895
		5,429,111
Utilities — 2.93%
128,000	A2A SpA	174,491
13,652	AGL Energy Ltd	149,831
4,674	AusNet Services	5,701
19,534	Centrica PLC	9,768
2,200	Chubu Electric Power Co Inc	29,753
800	Chugoku Electric Power Co Inc	10,764
5,500	CLP Holdings Ltd	58,873
8,060	E.On SE	80,740
8,403	EDP - Energias de Portugal SA	35,409

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
Utilities — (continued)
500	Electric Power Development Co Ltd	$ 10,007
2,062	Electricite de France SA	16,415
8,273	Enagas SA	193,107
1,269	Endesa SA	28,147
90,354	Enel SpA(b)	617,161
19,291	Engie SA	209,300
1,469	Fortum OYJ(b)	24,342
7,500	HK Electric Investments & HK Electric Investments Ltd(a)	7,760
36,500	Hong Kong & China Gas Co Ltd	65,415
21,646	Iberdrola SA(b)	215,331
2,300	Kansai Electric Power Co Inc	23,568
1,700	Kyushu Electric Power Co Inc	13,471
2,530	Mercury NZ Ltd	7,033
4,242	Meridian Energy Ltd	11,558
12,330	National Grid PLC	144,461
963	Naturgy Energy Group SA	17,014
5,881	Origin Energy Ltd	21,152
638	Orsted A/S(a)	64,445
1,400	Osaka Gas Co Ltd	26,071
4,500	Power Assets Holdings Ltd	30,151
1,400	Red Electrica Corp SA	24,643
2,082	RWE AG	59,895
2,800	Sembcorp Industries Ltd	3,208
790	Severn Trent PLC	23,696
7,790	Snam SpA	34,945
3,716	SSE PLC	58,263
1,074	Suez SA	12,148
5,407	Terna Rete Elettrica Nazionale SpA	33,858
300	Toho Gas Co Ltd	14,740
1,500	Tohoku Electric Power Co Inc	14,118
5,100	Tokyo Electric Power Co Holdings Inc(b)	17,168
1,400	Tokyo Gas Co Ltd	30,724
653	Uniper SE	17,567
2,226	United Utilities Group PLC	25,192
1,821	Veolia Environnement SA	38,821
241	Verbund AG	10,912
		2,721,137
TOTAL COMMON STOCK — 92.34% (Cost $96,678,201)		$85,843,102
Shares		Fair Value
PREFERRED STOCK
Basic Materials — 0.01%
295	FUCHS PETROLUB SE	$ 11,439
Consumer, Cyclical — 0.55%
204	Bayerische Motoren Werke AG	9,569
514	Porsche Automobil Holding SE	25,954
16,900	Schaeffler AG	114,116
2,557	Volkswagen AG	355,760
		505,399
Consumer, Non-Cyclical — 0.06%
654	Henkel AG & Co KGaA	58,067
Industrial — 0.04%
133	Sartorius AG(b)	37,365
TOTAL PREFERRED STOCK — 0.66% (Cost $768,593)		$ 612,270
RIGHTS
Consumer, Cyclical — 0.00%(c)
91	Flight Centre Ltd(b)	102
TOTAL RIGHTS — 0.00%(c) (Cost $553)		$ 102
TOTAL INVESTMENTS — 93.00% (Cost $97,447,347)		$86,455,474
OTHER ASSETS & LIABILITIES, NET — 7.00%		$ 6,508,894
TOTAL NET ASSETS — 100.00%		$92,964,368

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	Represents less than 0.005% of net assets.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
At April 30, 2020, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation
MSCI Emerging Markets Index Long Futures	60	USD	4,914,900	June 2020	$307,639
At April 30, 2020, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Depreciation
MEL	USD	44,191	CHF	43,000	July 08, 2020	$(443)
MEL	USD	8,950	EUR	8,227	May 04, 2020	(66)
MEL	USD	4,577	EUR	4,214	May 05, 2020	(41)
MEL	USD	4,572	GBP	3,906	May 13, 2020	(348)
MEL	USD	5,613	GBP	4,512	May 28, 2020	(70)
MEL	USD	3,395	GBP	2,756	June 04, 2020	(77)
MEL	USD	6,999	JPY	754,800	May 29, 2020	(39)
MEL	USD	2,327	JPY	250,856	June 10, 2020	(12)
MEL	USD	4,733	JPY	510,000	June 19, 2020	(24)
MEL	USD	12,821	JPY	1,381,207	June 26, 2020	(63)
MEL	USD	79,276	JPY	8,500,000	June 29, 2020	(21)
					Net Depreciation	$(1,204)
Counterparty Abbreviations:
MEL	Mellon Capital
Currency Abbreviations
CHF	Swiss Franc
EUR	Euro Dollar
GBP	British Pound
JPY	Japanese Yen
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2020
Summary of Investments by Country as of April 30, 2020.
Country	Fair Value	Percentage of Fund Investments
Japan	$18,988,408	21.96%
United Kingdom	15,640,564	18.09
Germany	8,499,230	9.83
Switzerland	7,467,879	8.64
France	7,268,689	8.41
Australia	5,114,481	5.91
Netherlands	4,840,756	5.60
Hong Kong	3,120,183	3.61
Denmark	2,386,265	2.76
Italy	2,189,121	2.53
Sweden	2,001,861	2.31
Spain	1,814,521	2.10
Belgium	1,640,710	1.90
Singapore	912,062	1.05
Israel	756,581	0.87
Finland	627,909	0.73
Norway	586,278	0.68
Canada	543,951	0.63
Argentina	437,633	0.51
China	426,493	0.49
Ireland	419,997	0.49
Austria	368,547	0.43
New Zealand	212,614	0.25
Luxembourg	93,012	0.11
Portugal	71,275	0.08
Chile	13,073	0.01
United States	6,763	0.01
Russia	6,599	0.01
United Arab Emirates	19	0.00
Total	$86,455,474	100.00%
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2020
Great-West Core Strategies: International Equity Fund
ASSETS:
Investments in securities, fair value(a)	$86,455,474
Cash	5,032,096
Cash denominated in foreign currencies, fair value(b)	423,096
Cash pledged on futures contracts	1,790,837
Dividends receivable	553,219
Subscriptions receivable	186,157
Receivable for investments sold	151,339
Total Assets	94,592,218
LIABILITIES:
Payable for director fees	3,200
Payable for distribution fees	16,883
Payable for investments purchased	1,288,752
Payable for other accrued fees	159,502
Payable for shareholder services fees	24,420
Payable to investment adviser	11,636
Redemptions payable	18,153
Unrealized depreciation on forward foreign currency contracts	1,204
Variation margin on futures contracts	104,100
Total Liabilities	1,627,850
NET ASSETS	$92,964,368
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$1,134,153
Paid-in capital in excess of par	103,692,292
Undistributed/accumulated deficit	(11,862,077)
NET ASSETS	$92,964,368
NET ASSETS BY CLASS
Class L	$91,433,582
Institutional Class	$1,530,786
CAPITAL STOCK:
Authorized
Class L	86,000,000
Institutional Class	25,000,000
Issued and Outstanding
Class L	11,155,906
Institutional Class	185,623
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Class L	$8.20
Institutional Class	$8.25
(a) Cost of investments	$97,447,347
(b) Cost of cash denominated in foreign currencies	$417,321
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2020
Great-West Core Strategies: International Equity Fund
INVESTMENT INCOME:
Dividends	$3,790,110
Foreign withholding tax	(367,902)
Total Income	3,422,208
EXPENSES:
Management fees	590,775
Shareholder services fees – Class L	368,530
Audit and tax fees	63,430
Custodian fees	79,356
Director's fees	18,404
Distribution fees – Class L	262,323
Legal fees	6,135
Pricing fees	44,042
Registration fees	100,342
Shareholder report fees	37,836
Transfer agent fees	6,631
Other fees	1,461
Total Expenses	1,579,265
Less amount waived by investment adviser	227,366
Net Expenses	1,351,899
NET INVESTMENT INCOME	2,070,309
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	2,960,027
Net realized loss on futures contracts	(1,448,136)
Net Realized Gain	1,511,891
Net change in unrealized depreciation on investments and foreign currency translations	(17,747,996)
Net change in unrealized appreciation on futures contracts	296,490
Net change in unrealized depreciation on forward foreign currency contracts	(642)
Net Change in Unrealized Depreciation	(17,452,148)
Net Realized and Unrealized Loss	(15,940,257)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,869,948)
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2020 and April 30, 2019
Great-West Core Strategies: International Equity Fund	2020	2019 (a)
OPERATIONS:
Net investment income	$2,070,309	$1,011,582
Net realized gain (loss)	1,511,891	(1,202,805)
Net change in unrealized appreciation (depreciation)	(17,452,148)	6,772,485
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,869,948)	6,581,262
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Class L	(1,622,622)	-
Institutional Class	(27,166)	-
From return of capital	(1,649,788)	0
From net investment income and net realized gains
Class L	(3,776,550)	(690,718)
Institutional Class	(27,586)	(78,537)
From net investment income and net realized gains	(3,804,136)	(769,255)
Total Distributions	(5,453,924)	(769,255)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Class L	30,537,395	145,495,880
Institutional Class	1,158,277	11,693,897
Shares issued in reinvestment of distributions
Class L	5,399,172	690,718
Institutional Class	54,752	78,537
Shares redeemed
Class L	(49,153,200)	(28,275,561)
Institutional Class	(11,182,118)	(21,516)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(23,185,722)	129,661,955
Total Increase (Decrease) in Net Assets	(42,509,594)	135,473,962
NET ASSETS:
Beginning of year	135,473,962	0
End of year	$92,964,368	$135,473,962
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Class L	3,262,507	15,298,819
Institutional Class	124,327	1,176,011
Shares issued in reinvestment of distributions
Class L	529,850	69,555
Institutional Class	5,337	8,022
Shares redeemed
Class L	(5,028,445)	(2,976,380)
Institutional Class	(1,125,774)	(2,300)
Net Increase (Decrease)	(2,232,198)	13,573,727
(a) Fund commenced operations on June 25, 2018.
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Class L
04/30/2020	$ 9.99	0.17	(1.51)	(1.34)	0.14	(0.59)	-	(0.45)	$8.20	(13.17%)
04/30/2019 (c)	$10.00	0.09	(0.04)	0.05	-	(0.06)	-	(0.06)	$9.99	0.46% (d)
Institutional Class
04/30/2020	$ 9.85	0.28	(1.47)	(1.19)	0.00 (e)	(0.41)	-	(0.41)	$8.25	(12.88%)
04/30/2019 (f)	$10.00	0.11	(0.19)	(0.08)	-	(0.07)	-	(0.07)	$9.85	(0.83%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Class L
04/30/2020	$ 91,434	1.42%	1.25%	1.80%	26%
04/30/2019 (c)	$123,834	1.44% (h)	1.25% (h)	1.43% (h)	29% (d)
Institutional Class
04/30/2020	$ 1,531	1.37%	0.65%	2.91%	26%
04/30/2019 (f)	$ 11,640	2.07% (h)	0.65% (h)	1.39% (h)	29% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Class L inception date was September 10, 2018.
(d)	Not annualized for periods less than one full year.
(e)	Amount was less than $0.01 per share.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Core Strategies: International Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Class L and Institutional Class; the Investor Class has not yet been capitalized.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - April 30, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Rights	Exchange traded close price, bids and evaluated bids.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector, industry or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - April 30, 2020

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 4,524,628	$ 81,318,474	$ —	$ 85,843,102
Preferred Stock	—	612,270	—	612,270
Rights	102	—	—	102
Total investments, at fair value:	4,524,730	81,930,744	0	86,455,474
Other Financial Investments:
Futures Contracts(a)	307,639	—	—	307,639
Total Assets	$ 4,832,369	$ 81,930,744	$ 0	$ 86,763,113
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(1,204)	—	(1,204)
Total Liabilities	$ 0	$ (1,204)	$ 0	$ (1,204)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from the trade date.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - April 30, 2020

The tax character of distributions paid during the years ended April 30, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$3,804,136	$769,255
Return of capital	1,649,788	-
	$5,453,924	$769,255
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $1,649,788 from Paid-in capital to Undistributed/accumulated earnings for April 30, 2020. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Net unrealized appreciation on foreign currency	5,774
Capital loss carryforwards	—
Post-October losses	(485,988)
Net unrealized depreciation	(11,381,863)
Tax composition of capital	$(11,862,077)
During the year ended April 30, 2020, the Fund utilized $843,931 of capital loss carryforwards to offset capital gains realized in that fiscal year. At April 30, 2020, there were no remaining capital loss carryforwards.
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(175,151)	$(310,837)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2020 were as follows:
Federal tax cost of investments	$98,143,772
Gross unrealized appreciation on investments	6,220,111
Gross unrealized depreciation on investments	(17,601,974)
Net unrealized depreciation on investments	$(11,381,863)
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Annual Report - April 30, 2020

Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 32 futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $132,379 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of April 30, 2020 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$307,639 (a)
Foreign exchange contracts (forwards)			Unrealized depreciation on forward foreign currency contracts	$(1,204)
(a)Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report - April 30, 2020

The effect of derivative investments for the year ended April 30, 2020 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Equity contracts (futures contracts)	Net realized loss on futures contracts	$(1,448,136)	Net change in unrealized appreciation on futures contracts	$296,490
Foreign exchange contracts (forwards)			Net change in unrealized depreciation on forward foreign currency contracts	$ (642)
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.53% of the Fund’s average daily net assets up to $1 billion dollars, 0.48% of the Fund’s average daily net assets over $1 billion dollars and 0.43% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2020, the amounts available for recoupment were as follows:
Expires April 30, 2022	Expires April 30, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$251,618	$227,366	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Irish Life Investment Managers Limited, an affiliate of the Adviser and GWL&A, Franklin Templeton Institutional, LLC, and LSV Asset Management (the Sub-Advisers). The Adviser is responsible for compensating the Sub-Advisers for their services.
Effective April 29, 2020, Great-West Funds entered into a Shareholder Services Agreement with Empower Retirement, LLC (“Empower”), an affiliate of Great-West Capital Management, LLC ("GWCM") and subsidiary of GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.

Annual Report - April 30, 2020

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $1,092,750 for the fiscal year ended April 30, 2020.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $27,614,294 and $58,928,709, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to April 30, 2020, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - April 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: International Equity Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of April 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 18, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $278,041 and has derived gross income from sources within foreign countries amounting to $3,732,381.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2020, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 21, 2020 (the “April Meeting”), approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies: International Equity Fund (the “Fund”), and (ii) the investment sub-advisory agreements (the “Sub-Advisory Agreements”) by and among the Company, GWCM and each of the following sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”):
Fund	Sub-Advisers
Great-West Core Strategies: International Equity Fund	Irish Life Investment Managers Limited (“ILIM”)
Franklin Templeton Institutional, LLC (“Franklin”)
LSV Asset Management (“LSV”)
(GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). ILIM is an affiliate of GWCM and GWL&A.)
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers——including, in this case, each of ILIM, Franklin and LSV. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. GWCM is responsible for monitoring and evaluating the performance of each Sub-Adviser and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 10, 2020 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and with GWCM to review comparative information on the Fund’s investment performance, fees and expenses. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel at the April Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and other series of the Company.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted in their deliberations by independent legal counsel.

Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Advisers (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management teams responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent and anticipated system and process enhancements, such as the conversion to an industry-leading portfolio and risk analytics tool and the anticipated implementation of a new trade order management and compliance tool, as well as updates to the investment accounting application, and GWCM’s efforts generally to ensure that third-party programs used to service the Fund are monitored effectively.
Consideration was also given to the fact that the Board meets with representatives of each Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. In this regard, the Board took into account GWCM’s communications with the Board in light of recent market volatility amidst the coronavirus pandemic.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and each Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. The Board noted that the Fund commenced operations on June 25, 2018 (with respect to the Fund’s Institutional Class shares), and given the limited operating period, the Board reviewed performance information for the Fund’s Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one-year period ended December 31, 2019. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that for the one-year period ended December 31, 2019, the Fund outperformed its benchmark index and its performance universe median, ranking in the first quintile of its performance universe (the first quintile being the best performers and the fifth quintile being the worst performers).
In evaluating the foregoing, including the Fund’s limited period of operations, the Board considered each Sub-Adviser’s investment process, the organization and experience of its investment personnel and its portfolio risk controls, as well as its performance attribution commentary. Also considered by the Board was GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance.
The Board determined that it was satisfied with the oversight of and information provided regarding the Fund’s investment performance.

Costs and Profitability
The Board considered the costs of services provided by GWCM and each of ILIM and LSV from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2021.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Advisers. In evaluating the management fee and total expense ratio of the Fund, as to its Institutional Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Fee Consultant assessing expenses in the context of performance.
The Board observed that the Fund’s Contractual Management Fee and total annual operating expense ratio was lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the first quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses).
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Advisers, to similar other funds of the Company managed by GWCM and the Sub-Advisers and/or standard institutional fee schedules for the relevant investment strategy. Specifically, for LSV, the Board received information regarding the fees charged to registered investment companies, separately managed account and commingled vehicles with similar investment objectives and policies as LSV’s allocated portion of the Fund, and noted fee schedule differences and where the fee charged to GWCM was higher than that charged to certain other comparable clients or engagements. With respect to Franklin, the Board received information regarding the fees charged to a U.S. retail mutual fund managed by Franklin with similar investment objectives and strategies as Franklin’s allocated portion of the Fund. As applicable, the Board noted explanations provided for any differences in fee schedules, such as applicable legal, governance and capital structures, historical pricing arrangements, account sizes, and the totality of client relationship, as well as differences in risks assumed and services provided as between the Fund and other types of accounts.
Although not identified specifically as accounts or products comparable to the Fund, the Board noted that the information provided by ILIM included the fees it charged to GWCM for the other series of the Company sub-advised by ILIM, including other equity index funds (collectively, the “ILIM Sub-Advised Funds”). The Board also noted ILIM’s statement that the sub-advisory fee charged to GWCM for the Fund is consistent with pricing for mandates of similar size and services. Taking into account all of the foregoing, the Board noted that the fees charged were consistent or competitive with those charged to the other funds or accounts and GWCM, as applicable.
The Board further considered the overall financial soundness of GWCM and the Sub-Advisers and the profits estimated to be realized by GWCM and by ILIM and LSV. The Board reviewed the financial statements from GWCM and the Sub-Advisers and profitability information from GWCM and ILIM and LSV. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. The Board also noted that ILIM’s profitability was based on its aggregate profitability for providing sub-advisory services to the ILIM Sub-Advised Funds (i.e., including the Fund). With respect to Franklin, the Board considered that although the Sub-Adviser did not provide an estimate of profits, since the Sub-Advisory Agreement between GWCM and Franklin was negotiated at arm’s length, such information was not relevant to its approval of such Sub-Advisory Agreement. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and the Sub-Advisers, as applicable, were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to shareholders. In its evaluation, the Board noted that both the management fee schedule and certain sub-advisory fee schedules contained breakpoints that would reduce the relevant fee rate on assets above specified levels as the Fund’s assets increased. As the Board considered the foregoing, including instances in which the breakpoints in the applicable sub-advisory fee schedule take effect at lower asset levels than for the management fee, the Board took into account that the sub-advisory fee under each Sub-Advisory Agreement is paid by GWCM out of the management fee that it receives under the Advisory Agreement. The Board also recalled its observation that the Fund’s Contractual Management Fee was lower than the median contractual management fee of its peer group. Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or each Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that each of ILIM and Franklin may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers. The Board also noted instances in which a Sub-Adviser indicated that the Fund’s performance record forms part of the Sub-Adviser’s overall performance results or a Sub-Adviser otherwise derives a reputational benefit from its relationship to the Fund and, therefore, a Sub-Adviser may gain or enhance its exposure to prospective advisory clients.
The Board also noted where services were provided or proposed to be provided to the Fund by affiliates of GWCM and ILIM, including, in particular, the various recordkeeping, administrative and shareholder services to be provided by Empower Retirement, LLC (“Empower”) pursuant to a new shareholder services agreement, effective April 29, 2020. GWL&A, the parent company of Empower and GWCM, previously provided shareholder services pursuant to an agreement dated May 1, 2015. At the April Meeting, the Board, including the Independent Directors, considered and—after taking into account, among other things, the fee proposed to be paid to Empower—approved the new shareholder services agreement in connection with an internal restructuring of the business and employees of GWL&A and Empower. In addition to the foregoing arrangements, the Board took into account the fact that the Fund is offered as an investment option in a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors. The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Advisers, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, GWL&A; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting & Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with GWCM.

*** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to the relationship. Mr. Hudner has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West Core Strategies: International Equity Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "Code of Ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $116,940 for fiscal year 2019 and $1,122,930 for fiscal year 2020.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)  A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:June 18, 2020